UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)       July 11, 2001
                                                    -------------------------
                                MBNA Corporation
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                (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
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       (Former name or former address, if changed since last report.)


Item 5.  Other Events

MBNA Corporation released earnings for the second quarter of 2002 on July 11, 2002, as filed in exhibit 99 under Item 7.



Item 7.  Financial Statements and Exhibits

Exhibits

Exhibit 99: Additional Exhibits










































                                                                  Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the Six Months
                                 Ended June 30,            Ended June 30,
                               2002         2001         2002         2001
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD(a):

Net interest income........ $   504,817  $   404,693  $ 1,018,093   $  759,827
Provision for possible
 credit losses.............     274,932      322,216      634,325      541,056
Other operating income.....   1,633,629    1,575,145    3,229,895    3,028,488
Other operating expense....   1,141,365    1,048,443    2,308,060    2,139,594
  Net income...............     457,842      380,128      827,752      691,183

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PER COMMON SHARE DATA FOR THE PERIOD(e):

Earnings(b)................ $       .53  $       .44  $       .96  $       .80
Earnings-assuming
 dilution(b)...............         .52          .43          .94          .78
Dividends..................         .10          .09          .20          .18
Book value.................        9.42         7.95

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RATIOS:

Return on average total
 assets....................        3.97%        3.88%        3.64%        3.58%
Return on average
 stockholders' equity......       22.89        22.33        21.20        20.76
Average receivables to
 average deposits..........       89.63        81.36        88.75        79.17
Stockholders' equity to
 total assets..............       17.44        17.29

Loan Receivables:
  Delinquency(c)...........        3.94         3.89
  Net credit losses(a).....        4.53         4.24         4.64         4.15

Managed Loans:
  Delinquency..............        4.80         4.57
  Net credit losses........        5.09         4.82         5.04         4.59
  Net interest margin(d)...        8.73         8.33         8.79         8.02
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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the Six Months
                                 Ended June 30,            Ended June 30,
                               2002         2001         2002         2001
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                                               (unaudited)
MANAGED LOAN DATA:

At Period End:
  Loans held for
   securitization.......... $ 7,424,562  $ 7,108,967
  Loan portfolio...........  16,957,018   13,434,128
  Securitized loans........  75,583,540   69,873,921
                            -----------  -----------
    Total managed loans.... $99,965,120  $90,417,016
                            ===========  ===========

Average for the Period:
  Loans held for
   securitization.......... $ 7,786,210  $ 6,365,115  $ 8,469,495  $ 6,599,866
  Loan portfolio...........  16,508,963   13,629,563   15,645,992   12,775,040
  Securitized loans........  73,778,180   69,271,510   73,073,904   69,254,389
                            -----------  -----------  -----------  -----------
    Total managed loans.... $98,073,353  $89,266,188  $97,189,391  $88,629,295
                            ===========  ===========  ===========  ===========
For the Period:
  Sales and cash advance
   volume.................. $39,249,084  $35,326,093  $74,414,690  $67,124,328

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MANAGED INCOME STATEMENT DATA FOR THE PERIOD(a):

Net interest income........ $ 2,303,210  $ 1,981,634  $ 4,578,283  $ 3,769,411
Provision for possible
 credit losses.............   1,246,944    1,186,305    2,525,852    2,172,868
Other operating income.....     807,248      862,293    1,561,232    1,650,716
Other operating expense....   1,141,365    1,048,443    2,308,060    2,139,594
  Net income...............     457,842      380,128      827,752      691,183

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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the Six Months
                                 Ended June 30,            Ended June 30,
                               2002         2001         2002         2001
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                                               (unaudited)
BALANCE SHEET DATA AT PERIOD END(a):

Investment securities and
 money market instruments.. $ 7,872,868  $ 6,260,409
Loans held for
 securitization............   7,424,562    7,108,967

Credit card loans..........   9,224,617    7,391,078
Other consumer loans.......   7,732,401    6,043,050
                            -----------  -----------
  Total loans..............  16,957,018   13,434,128
Reserve for possible
 credit losses.............    (960,113)    (678,190)
                            -----------  -----------
  Net loans................  15,996,905   12,755,938

Total assets...............  47,232,469   40,415,549
Total deposits.............  27,022,868   24,768,957
Stockholders' equity.......   8,239,167    6,989,715
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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the Six Months
                                 Ended June 30,            Ended June 30,
                               2002         2001         2002         2001
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                                               (unaudited)
AVERAGE BALANCE SHEET DATA(a):

Investment securities and
 money market instruments.. $ 7,710,245  $ 6,174,213  $ 7,894,727  $ 6,147,733
Loans held for
 securitization............   7,786,210    6,365,115    8,469,495    6,599,866

Credit card loans..........   9,495,523    8,224,458    8,830,014    7,985,620
Other consumer loans.......   7,013,440    5,405,105    6,815,978    4,789,420
                            -----------  -----------  -----------  -----------
  Total loans..............  16,508,963   13,629,563   15,645,992   12,775,040
Reserve for possible
 credit losses.............    (932,356)    (606,302)    (905,729)    (568,758)
                            -----------  -----------  -----------  -----------
  Net loans................  15,576,607   13,023,261   14,740,263   12,206,282

Total assets...............  46,210,761   39,246,635   45,806,592   38,948,670
Total deposits.............  27,106,000   24,576,519   27,171,803   24,473,707
Stockholders' equity.......   8,024,375    6,829,061    7,874,706    6,713,837
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Weighted average common
 shares outstanding
 (000) (e).................     851,802      851,853      851,899      851,847
Weighted average common
 shares outstanding and
 common stock equivalents
 (000) (e).................     870,192      877,749      872,110      878,073
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NOTES:
(a) For purposes of comparability, certain prior year amounts have been reclassified.
(b) Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents. MBNA Corporation's common stock equivalents are solely related to employee and director stock options. MBNA Corporation has no ther common stock equivalents.
(c) Loan delinquency does not include loans held for securitization or securitized loans.
(d) Managed net interest margin is presented on a fully taxable equivalent basis.






(e) MBNA announced a three-for-two stock split of its common stock on June 6, 2002. This will be effected in the form of a dividend to be issued on July 15, 2002 to stockholders of record as of the close of business on July 1, 2002. Per common share data and weighted average common shares outstanding and common stock equivalents as presented elsewhere in this press release have not been adjusted for the stock split. The adjusted amounts are presented in the table below.

                              For the Three Months       For the Six Months
                                 Ended June 30,            Ended June 30,
                               2002         2001         2002         2001
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Earnings................... $       .36  $       .29  $       .64  $       .54
Earnings-assuming
 dilution..................         .35          .29          .63          .52
Dividends..................         .07          .06          .13          .12
Book value.................        6.28         5.30
Weighted average common
 shares oustanding (000)...   1,277,703    1,277,780    1,277,848    1,277,770
Weighted average common
 shares outstanding and
 common stock equivalents
 (000).....................   1,305,288    1,316,623    1,308,165    1,317,110

































                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                                        MBNA CORPORATION


Date:  July 11, 2001                      By:  /s/      M. Scot Kaufman
                                               -------------------------------
                                                        M. Scot Kaufman
                                               Senior Executive Vice President
                                                 and Chief Financial Officer